Prospectus Supplement

John Hancock Municipal Securities Trust (the Trust)

John Hancock Municipal Opportunities Fund (formerly, John Hancock Tax-Free Bond Fund) (the fund)

Supplement dated June 23, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on June 20-23, 2022, the Trust’s Board of Trustees approved a reduction in the eligibility for investments in Class A shares with no front-end sales charge from $1 million to $250,000 and a change in the Contingent Deferred Sales Charge (CDSC) on such Class A share investments from 1% for the first year after purchase to 1% for the first 18 months after purchase, effective August 1, 2022. As a result, the “Shareholder fees” table in the “Fund summary” section is amended and restated as follows:

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $250,000 or more)	1.00	None	None
Small account fee ($) (for fund account balances under $1,000)	20	20	None	None

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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